As filed with the Securities and Exchange Commission on March 17, 2006

Securities Act File No. 333-
Investment Company Act File No. 811-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)
☒	Registration Statement under the Securities Act of 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.
and/or
☒	Registration Statement Under the Investment Company Act of 1940
☐	Amendment No.

COHEN & STEERS
ASIA PACIFIC REALTY FUND, INC.

(Exact name of registrant as specified in charter)

757 Third Avenue
New York, New York 10017
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 832-3232

Lawrence B. Stoller, Esq.
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, New York 10017
(212) 832-3232
(Name and address of agent for service)

With copies to:

Stuart H. Coleman

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

(212) 806-5400

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities being Registered	Amount being Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $.001 par value	10,000 Shares	$ 50.00	$ 1,000,000	$ 107

(1)          Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said
Section 8(a), may determine.

Subject to Completion, dated March 17, 2006

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

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PROSPECTUS  , 2006

Shares

Cohen & Steers
Asia Pacific Realty Fund, Inc.

Common Shares

Investment Objective. Cohen & Steers Asia Pacific Realty Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. Our investment objective is capital appreciation.

Portfolio Contents. Under normal market conditions, the Fund will invest at least 80%, and generally substantially all, of its net assets in a portfolio of equity securities issued by Asia Pacific real estate companies ("Asia Pacific Real Estate Equity Securities"). Asia Pacific Real Estate Equity Securities include common stocks and other equity securities issued by Asia Pacific real estate companies, such as real estate investment trusts ("REITs") and companies operating under similar REIT-like structures ("Asia Pacific Real Estate Companies"). There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies" and "Principal Risks of the Fund."

(continued on following page)

Before buying any Common Shares, you should read the discussion of the material risks of investing in the Fund in "Principal Risks of the Fund" beginning on page of this prospectus. Certain of these risks are summarized in "Prospectus Summary—Principal Risks of the Fund" beginning on page

Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to Public		Sales Load(2)		Proceeds to Fund
Per Share		$50.00		$2.25	$
Total(1)	$		$		$

(1)  The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price less the sales load within 45 days of the date of this prospectus, solely to cover over-allotments, if any. If such option is exercised in full, the total Price to Public, Sales Load and Proceeds to Fund will be $ , $ and $ , respectively. See "Underwriting."

(2)  Cohen & Steers Investment Management, Inc., the Fund's investment manager, has agreed to pay all organizational expenses and offering costs of the Fund (other than the sales load) that exceed $0.10 per Common Share. The estimated offering expenses to be incurred by the Fund are $ .

The underwriters expect to deliver the Common Shares to purchasers on or about , 2006.

(continued from previous page)

No Prior History. Because the Fund is newly organized, its Common Shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund intends to list the Common Shares on the New York Stock Exchange under the symbol "[RAF]."

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

This prospectus concisely sets forth information about the Fund you should know before investing. You should read the prospectus carefully before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated                     , 2006 (the "SAI"), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page of this prospectus. You may request a free copy of the SAI by calling (800) 437-9912. You also may call to request the Fund's annual and semi-annual reports (when available) or other information about the Fund and to make stockholder inquiries. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission website (http://www.sec.gov). The Fund makes available the SAI and annual and semi-annual reports (when available), free of charge, at http://www.cohenandsteers.com.

Through and including                            (25 days after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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TABLE OF CONTENTS

Prospectus summary	1

Summary of Fund expenses	11

The Fund	12

Use of proceeds	12

Investment objectives and policies	12

Principal risks of the Fund	16

Additional risk considerations	24

Dividends and distributions	28

Closed-end fund structure	30

Possible conversion to open-end fund status	31

Repurchase of shares	31

Taxation	32

Description of shares	33

Certain provisions of the Articles of Incorporation and By-Laws	34

Underwriting	36

Custodian, transfer agent, dividend disbursing agent and registrar	38

Reports to stockholders	38

Validity of the Common Shares	38

Table of contents for the Statement of Additional Information	39

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Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in our Common Shares. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth under the heading "Principal Risks of the Fund."

THE FUND

Cohen & Steers Asia Pacific Realty Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, we refer to Cohen & Steers Asia Pacific Realty Fund, Inc. simply as the "Fund" or as "we," "us" or "our." See "The Fund."

THE OFFERING

We are offering shares of common stock ("Common Shares") through a group of underwriters led by . You must purchase at least 10 Common Shares ($5,000). The underwriters have been granted an option to purchase up to additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $50.00 per Common Share. See "Underwriting." Cohen & Steers Capital Management, Inc. (the "Investment Manager") will be responsible for all organizational expenses and offering costs (other than the sales load) that exceed $0.10 per share of the Fund's Common Shares.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is total return, consisting of a combination of dividend income and capital appreciation. Our investment objective and certain investment policies are considered fundamental and may not be changed without stockholder approval. See "Investment Objective and Policies."

Under normal market conditions, the Fund will invest at least 80%, and generally substantially all, of its net assets in a portfolio of equity securities issued by Asia Pacific real estate companies ("Asia Pacific Real Estate Equity Securities"). Asia Pacific Real Estate Equity Securities include common stocks and other equity securities issued by Asia Pacific real estate companies, such as real estate investment trusts ("REITs") and companies operating under similar REIT-like structures ("Asia Pacific Real Estate Companies").

The Fund will invest in securities of companies with small, medium or large market capitalizations, and there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.

There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies" and "Principal Risks of the Fund."

Investment Strategies

In making investment decisions with respect to Asia Pacific Real Estate Equity Securities, the Investment Manager and the Fund's sub-advisor, ______________(the "Subadvisor"), rely on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive return, through capital appreciation as well as dividend income. The Investment Manager and Subadvisor review a company's potential for success in light of the company's industry and sector position, and economic and market conditions. The Investment Manager and Subadvisor evaluate a number of company-specific factors, including quality of management, financial condition, corporate governance, business plan and cash flow and dividend growth potential. The Investment Manager and Subadvisor evaluate a security's valuation on one or more of the following criteria: price/cash flow multiple, discounted cash flow, price/net asset value and dividend yield.

Securities Issued By Asia Pacific Real Estate Companies

The Fund defines an Asia Pacific Real Estate Company as a company that (1) is organized in or has its principal office in an Asia Pacific country; (2) has a significant amount of assets or investments in one or more Asia Pacific countries; or (3) conducts a significant amount of its business operations in one or more Asia Pacific countries. The Fund considers Australia and New Zealand to be Asia Pacific countries. The Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate.

A common type of U.S. real estate company, a REIT, is dedicated to owning, and usually operating, income producing real estate, or to financing real estate. Such companies normally derive income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. Asia Pacific real estate companies include companies with similar characteristics to the U.S. REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited. Some countries, such as Australia, have a REIT format very similar to that of the U.S. format. Other countries, such as Japan, have a REIT format that provides tax benefits similar to U.S. REITs, but these REITs cannot participate in as broad a range of business activities as can U.S. or Australian REITs. Still other countries, such as South Korea, have a REIT structure that permits only very limited types of business activities. Other Asia Pacific countries have adopted REIT structures but they are in limited use, and some Asia Pacific countries have not adopted a REIT structure in any form. We refer to real estate companies that operate under a REIT or REIT-like structure adopted by an Asia Pacific country as "Asia Pacific REITs." While we may invest in U.S. REITs investing in Asia Pacific countries, we expect that most of our investments will be in companies that are classified as Asia Pacific REITs. We also may make investments in other real estate companies that are not Asia Pacific REITs.

Other Securities

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund will generally not invest more than 10% of its total assets in the securities of one issuer. Under normal market conditions, the Fund may invest up to 20% of its total assets in non-Asia Pacific real estate equity securities.

The Fund may, but is not required to, engage in foreign currency hedging transactions to hedge the value of the Fund's portfolio securities against fluctuations in the exchange rates between foreign currencies and the U.S. dollar, although no assurance can be given that these transactions will achieve this result.

While it has no current intention of doing so, the Fund may also invest up to 20% of its net assets in preferred securities and other fixed income securities issued by Asia Pacific Real Estate Companies, and any type of company, and up to __% of its net assets in securities that are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager or Subadvisor. These below investment grade securities are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal.

There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager or Subadvisor, investment considerations warrant such action. Although the Fund may engage in portfolio trading when considered appropriate, short-term trading will not be used as the primary means of achieving the Fund's investment objective. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

PRINCIPAL RISKS OF THE FUND

We are a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objective.

No Operating History

As a newly organized entity, we have no operating history. See "The Fund."

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk

Your investment in Common Shares represents an indirect investment in the common stock and other securities owned by the Fund, substantially all of which are traded on securities exchanges or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Shares may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Special Risks of Securities Linked to the Real Estate Market

Since the Fund concentrates its investments in the Asia Pacific real estate industry, your investment in the Fund will be significantly affected by the performance of the Asia Pacific real estate markets in which the Fund invests.

Real property investments are subject to varying degrees of risk. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

In addition to the general risks discussed below, investments in Asia Pacific real estate companies are subject to specific risks. The documentation of property ownership in Asia has not been fully digitized, with most records being kept in hard copy form. Title to existing properties and land parcels can often be ambiguous and inaccurate, and many Asia Pacific countries also do not have mature and sophisticated title insurance industries. The title to real property acquired through REITs or Asia Pacific REITs may be unclear due to the inefficiencies of the record systems. Asia Pacific REITs may realize a greater proportion of their income from the development and sale of properties as compared to U.S. REITs, which generally realize income from the ownership and operation of properties.

A REIT or Asia Pacific REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs or Asia Pacific REITs may fail to qualify under any tax provisions pursuant to which they were structured, and the application of unanticipated taxation may significantly reduce the return to the Fund.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

▶ Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

▶ Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

▶ Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

▶ Healthcare Properties. The healthcare industry is highly regulated in many countries, and healthcare properties and healthcare providers are affected by several significant factors, including laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; qualification for any government assistance programs; and competition on a local and regional basis. The failure of any healthcare operator to comply with applicable laws and regulations may significantly affect its ability to operate its facility.

▶ Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors, such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and applicable laws and regulations.

▶ Insurance Issues. Certain of the portfolio companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which, as a result, would adversely affect the Fund's investment performance.

▶ Credit Risk. Real estate companies may be highly leveraged and financial covenants may affect the ability of these companies to operate effectively.

▶ Environmental Issues. A portfolio company's ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances may expose the company to liability under applicable law for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and may adversely affect the Fund's investment performance.

▶ Smaller Companies. Even the larger Asia Pacific real estate companies tend to be small- to medium-sized companies in comparison to many industrial and service companies. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may own fewer properties than larger companies, and circumstances adversely affecting one property may have a greater impact on a smaller company's stock price than is the case for a larger company.

Asia Pacific Securities Risks

General Risks of Investing in Foreign Securities. Investments in non-U.S. issuers, or securities of issuers that are denominated in foreign currencies or multinational currency units, involve certain risks not involved in domestic investments. Investments in these foreign securities, especially in emerging markets, will expose the Fund to the direct or indirect consequences of political, economic, financial and social changes in the relevant countries, including fluctuations in currency exchange rates; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; different trading practices; less rigorous disclosure or regulatory practices; different accounting, auditing and financial record-keeping standards and requirements; the relatively under-developed nature of regulations covering the trading of securities; and less reliable custodial services and settlement practices.

Certain countries in which the Fund may invest, especially emerging markets, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. The cost of servicing external debt generally will be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Many of these countries also are characterized by political and economic uncertainty and instability. In addition, with respect to certain foreign countries, especially emerging markets, there is a risk of: the possibility of expropriation or nationalization of assets; confiscatory taxation; imposition of restrictions on foreign investment; difficulty in obtaining or enforcing a court judgment; and diplomatic developments that could affect investments in those countries.

General economic and market conditions may affect the level and volatility of securities prices and the liquidity of the Fund's investments. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets; limited trading volume compared to the volume of trading in U.S. securities; high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries; and high concentration of investors and financial intermediaries could cause prices to be erratic for reasons apart from factors that affect the value of the securities. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

The Investment Manager and Subadvisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager and Subadvisor, have had no or limited prior experience.

Risks of Investing in Asia Pacific Securities. Asia Pacific countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries, which has in the past sometimes caused substantial economic disruption in the securities and real estate markets of some Asia Pacific countries and may do so in the future.

The economies of many Asia Pacific markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions of their international trading partners (principally the United States, Japan, China and the European Union). The enactment by the United States or other principal trading partners of protectionist trade legislation, the reduction of foreign investment in the local economies or general declines in the international securities markets could have a significant adverse effect upon the securities markets of certain Asia Pacific countries. Also, certain Asia Pacific countries often rely on other Asia Pacific countries for a significant amount of their trade, and instability of one Asia Pacific country may cause instability in others. In addition, the relatively high level of indebtedness of many Asia Pacific countries and dependence on foreign borrowing also adds to the level of macroeconomic risk. Furthermore, corporate governance standards for publicly traded companies in Asia Pacific countries may be less advanced than comparable standards for U.S. publicly traded companies.

In the past, Asia Pacific has experienced earthquakes, typhoons and tidal waves varying in degrees of severity, and the risks of such phenomena, and damage resulting therefrom, will continue to exist. A major natural disaster could have a severe and negative impact on the Fund's investment portfolio and in the longer term could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner currently conducted.

The Fund will be subject, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in Asia Pacific markets and to political, social or economic events within Asia Pacific. To the extent that a significant portion of the Fund's assets is invested in a particular Asia Pacific country or a small number of Asia Pacific countries, the Fund will be subject to a greater extent to the risks of adverse changes in that country or those countries.

Currency Risk

Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies, which will subject the

Fund to currency risk and the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of our existing investments in the securities denominated in that currency will rise. However, the appreciation of an Asia Pacific currency against the dollar may hurt that country's exports. Because of the export oriented nature of many Asia Pacific economies, appreciation of the currency of an Asia Pacific country may slow down the local economy and depress local real estate values and the values of our portfolio securities in that country, although this depressive effect may not be immediate. Currencies of some Asia Pacific countries may be more volatile than the currencies of other countries and therefore may affect the value of our investments denominated in such currencies. Some Asia Pacific governments may impose restrictions on converting local currency to other currencies, effectively preventing investors like us from selling assets and repatriating funds.

Common Stock Risk

While common stock has historically generated higher average returns than fixed income securities, common stock also has experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer's common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Restricted and Illiquid Securities Risk

The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may be unregistered or may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

While the Fund does not currently intend to invest in illiquid securities, it may invest up to [10]% of its total assets in illiquid securities.

Risk of Market Price Discount from Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether the Common Shares will trade at, above or below net asset value. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund. See "Principal Risks of the Fund—Risk of Market Price Discount From Net Asset Value."

ADDITIONAL RISK CONSIDERATIONS

Portfolio Turnover Risk

The Fund may engage in portfolio trading when considered appropriate. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund. See "Additional Risk Considerations—Portfolio Turnover Risk."

Foreign Currency Hedging Transactions Risk

The Fund may, but is not required to, engage in foreign currency hedging transactions to hedge the value of the Fund's portfolio securities against fluctuations in the exchange rates between foreign currencies and the U.S. dollar, although no assurance can be given that these transactions will achieve this result. These transactions have risks, including imperfect correlation between the value of hedging instruments and the underlying currencies, the possible default of the other party to the transaction, illiquidity of these instruments and the ability of the Investment Manager and/or the Subadvisor to predict correctly pertinent market movements. Thus, the use of currency hedging transactions may result in losses greater than if they had not been used or may limit the amount of return the Fund can realize on an investment. See "Additional Risk Considerations—Foreign Currency Hedging Transactions Risk."

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. The Fund generally is obligated to purchase the securities at a future date for a set purchase price. Since securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. See "Additional Risk Considerations—Inflation Risk."

Non-Diversified Status

Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. We intend to comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. See "Additional Risk Considerations—Non-Diversified Status." See also "Taxation" in the SAI.

Anti-Takeover Provisions

Certain provisions of our Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify our structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See "Certain Provisions of the Articles of Incorporation and By-Laws" and "Additional Risk Considerations—Anti-Takeover Provisions."

Market Disruption Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on worldwide financial markets and may cause further economic uncertainties in Asia Pacific and worldwide. The Fund does not know how long the securities markets will be affected by these events and cannot predict the effects these or similar events in the future may have on securities markets. See "Additional Risk Considerations—Market Disruption Risk."

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

INVESTMENT MANAGER AND SUBADVISOR

Cohen & Steers Capital Management, Inc. is the investment manager of the Fund pursuant to an Investment Management Agreement. The Investment Manager was formed in 1986, and as of January 31, 2006 had approximately $21.6 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including some of the largest open-end and closed-end real estate funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc. ("CNS"), a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol "CNS." __________________________________________________________ is the sub-advisor of the Fund. The Investment Manager will be responsible for the overall management of the Fund's portfolio. The Investment Manager and Subadvisor will work together in allocating the portfolio among the various countries in Asia Pacific, and in making portfolio security selection decisions. The Investment Manager also is responsible for the supervision and ongoing monitoring of the Subadvisor.

The Investment Manager also will have responsibility for providing administrative services and assisting the Fund with operational needs pursuant to an Administration Agreement. In accordance with the terms of the Administration Agreement, the Fund has entered into an agreement with State Street Bank and Trust Company ("State Street Bank") to perform certain administrative functions subject to the supervision of the Investment Manager (the "Sub-Administration Agreement"). See "Management of the Fund—Administration and Sub-Administration Agreement."

FEES AND EXPENSES

The Fund will pay the Investment Manager a monthly fee computed at the annual rate of % of average daily net assets. See "Management of the Fund—Investment Management and Subadvisory Agreements."

TAX CONSIDERATIONS

Certain dividends and other distributions received from sources outside of the United States may be subject to withholding taxes imposed by other countries. In the event that more than 50% of the value of the assets of the Fund at the close of the taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to pass through to its stockholders a credit or deduction for foreign taxes paid by it. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of dividends it will receive from foreign corporations will be eligible for the reduced U.S. rates of taxation applicable to qualified dividend income. Also, dividend income that the Fund receives from U.S. REITs will generally not be treated as qualified dividend income.

LISTING AND SYMBOL

The Fund intends to list the Common Shares on the New York Stock Exchange under the symbol "[RAF]."

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute to Common Stockholders all or a portion of its net investment income [quarterly] and net realized capital gains, if any, at least annually. The Fund expects to declare the initial monthly dividend on the Common Shares within approximately 45 days of the completion of this offering and to pay that initial monthly dividend approximately 60 to 75 days after the completion of this offering. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. In December 2004, the Investment Manager, on behalf of itself and all of the then existing funds managed by the Investment Manager, filed an exemptive application with the Securities and Exchange Commission (the "Commission") seeking an order under the Investment Company of 1940, as amended (the "1940 Act"), facilitating the implementation of a dividend policy that may include multiple long-term capital gains distributions ("Managed Dividend Policy"). The staff of the Commission has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide Commission inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes). If the Investment Manager, on behalf of itself and other parties, receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. Under a Managed Dividend Policy, if, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the differences would be distributed from the Fund's assets and would constitute a return of capital. See "Dividends and Distributions."

DIVIDEND REINVESTMENT PLAN

Common Stockholders will receive their dividends in additional Common Shares purchased in the open market or issued by the Fund through the Fund's Dividend Reinvestment Plan, unless they elect to have their dividends and other distributions from the Fund paid in cash. Common Stockholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See "Dividends and Distributions" and "Taxation."

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

State Street Bank and Trust Company will act as custodian, and The Bank of New York will act as transfer agent, dividend disbursing agent and registrar for the Fund. See "Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar."

Summary of Fund expenses

The purpose of the following table is to help you understand the fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund issues Common Shares. See "Management of the Fund."

Stockholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Expenses borne by the Fund (as a percentage of offering price)	0.20	%(1)
Dividend reinvestment plan fees	None
	Percentage of Net Assets
Annual Expenses
Investment management fees	%
Other expenses	%
Total annual Fund operating expenses	%

(1)  The Investment Manager also has agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $0.10 per Common Share (0. % of the offering price).

The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of $ ) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of % of net assets attributable to Common Shares and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

The above example should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The Fund

Cohen & Steers Asia Pacific Realty Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. We were organized as a Maryland corporation on March 17, 2006 and are registered as an investment company under the 1940 Act. As a newly organized entity, we have no operating history. Our principal office is located at 280 Park Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.

Use of proceeds

We estimate the net proceeds of this offering, after deducting organization expenses and offering costs (other than the sales load) that do not exceed $ per Common Share, to be $ , or $ assuming exercise of the over-allotment option in full. The net proceeds will be invested in accordance with the policies set forth under "Investment Objective and Policies." A portion of the organization and offering expenses of the Fund has been advanced by the Investment Manager and will be repaid by the Fund upon closing of this offering. The Investment Manager will incur and be responsible for all of the Fund's organization expenses and offering costs (other than the sales load) that exceed $0.10 per Common Share.

We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objective and policies within three to six months of the initial public offering. Pending such investments, those proceeds may be invested in U.S. Government securities, high-quality, short-term money market instruments [or securities of other investment companies]. See "Investment Objective and Policies."

Investment objective and policies

GENERAL

The Fund's investment objective is total return, consisting of dividend income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80%, and generally substantially all, of its net assets in a portfolio of equity securities issued by Asia Pacific real estate companies ("Asia Pacific Real Estate Equity Securities"). Asia Pacific Real Estate Equity Securities include common stocks and other equity securities issued by Asia Pacific real estate companies, such as real estate investment trusts ("REITs") and companies operating under similar REIT-like structures ("Asia Pacific Real Estate Companies").

The Fund's concentration of its investments in the Asia Pacific Real Estate Companies makes the Fund more susceptible to adverse conditions affecting this region and economic or regulatory occurrences affecting this industry. See "Principal Risks of the Fund—Special Risks of Securities Linked to the Real Estate Market" and "—Asia Pacific Securities Risks."

The Fund will invest primarily in securities of companies with small, medium and large market capitalizations and there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.

Investment objective and policies

Substantially all of the securities in which the Fund intends to invest are traded on securities exchanges or in the over-the-counter market. Although the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to [10]% of its total assets in illiquid securities.

The Fund may engage in foreign currency transactions in connection with the Fund's investment in Asia Pacific Real Estate Equity Securities. See "Investment Objective and Policies—Portfolio Composition—Other Investment Management Techniques" below for more information.

The Fund has adopted certain investment limitations designed to limit investment risk. Among other restrictions, the Fund may not invest more than 25% of its assets in securities of issuers in any one industry except for the real estate industry, in which at least 25% of the Fund's assets will be invested. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares. The Fund's investment objective also may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of stockholders, although we have no current intention of doing so. See "Investment Objective and Policies" in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

INVESTMENT STRATEGIES

In making investment decisions with respect to Asia Pacific Real Estate Equity Securities, the Investment Manager and Subadvisor rely on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive return, through capital appreciation as well as dividend income. The Investment Manager and Subadvisor review a company's potential for success in light of the company's industry and sector position, and economic and market conditions. The Investment Manager and Subadvisor evaluate a number of company-specific factors, including quality of management, financial condition, corporate governance, business plan and cash flow and dividend growth potential. The Investment Manager and Subadvisor evaluate a security's valuation on one or more of the following criteria: price/cash flow multiple, discounted cash flow, price/net asset value and dividend yield.

PORTFOLIO COMPOSITION

The Fund will invest in Asia Pacific Real Estate Equity Securities, and our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

Asia Pacific Real Estate Equity Securities

The Fund considers a real estate company to be an Asia Pacific Real Estate Company if it:

▶ is organized in or has its principal office in an Asia Pacific country;

▶ has a significant amount of assets or investments in one or more Asia Pacific countries; or

▶ conducts a significant amounts of its business operations in one or more Asia Pacific countries.

The Fund considers Australia and New Zealand to be Asia Pacific countries.

Certain of the Asia Pacific countries in which the Fund will invest are considered to be emerging market countries. See "Principal Risks of the Fund—Asia Pacific Securities Risks."

Investment objective and policies

Real Estate Companies

A real estate company is one that:

▶ derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

▶ has at least 50% of its assets in such real estate.

A common type of U.S. real estate company, a REIT, is dedicated to owning, and usually operating, income producing real estate, or to financing real estate. Such companies normally derive income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. Some REITs invest the majority of their assets directly in real property and derive their income primarily from rents and also may sell properties that have appreciated in value. Other REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. REITs may both invest directly in real estate and also invest in mortgages. A U.S. REIT is generally not taxed on income distributed to shareholders so long as, among other things, it meets certain distribution requirements and a significant portion of its assets qualify as real estate and, as a result, U.S. REITs generally pay relatively higher dividends (as compared to other types of companies).

Asia Pacific Real Estate Companies include companies with similar characteristics to the U.S. REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited. Some countries, such as Australia, have a REIT format very similar to that of the U.S. format. Other countries, like Japan, have a REIT format that provides tax benefits similar to U.S. REITs, but these REITs cannot participate in as broad a range of business activities as can U.S. or Australian REITs. Still other countries, like South Korea, have a REIT structure that permits only very limited types of business activities. Other Asia Pacific countries have adopted REIT structures but they are in limited use, and some Asia Pacific countries have not adopted a REIT structure in any form. While we may invest in U.S. REITs investing in Asia Pacific, we expect that many of our investments will be in companies that are classified as Asia Pacific REITs that operate under a REIT or REIT-like structure adopted by an Asia Pacific country. We also expect to make investments in other real estate companies that are not Asia Pacific REITs.

The Fund will invest in Asia Pacific Real Estate Equity Securities where dividend distributions are subject to withholding taxes as determined by U.S. tax treaties with respective individual foreign countries. Dividends paid by U.S. REITs will not be eligible for the dividends received deduction under Section 243 of the Code, and generally certain of the Asia Pacific Real Estate Equity Securities in which the Fund intends to invest [may] not be considered qualified dividend income eligible for reduced U.S. rates of taxation.

Common Stocks

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Other Investment Companies

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of

Investment objective and policies

the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged. The net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager of Subadvisor.

Illiquid Securities

While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to [10]% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may be unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this [10]% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through changes in the market value of its portfolio securities, the Fund should be in a position where more than [10]% of the value of its total assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as the Board and/or the Investment Manager deems advisable, if any, to protect liquidity.

Foreign Currency Hedging Transactions

The Fund may, but is not required to, engage in foreign currency hedging transactions to hedge the value of the Fund's portfolio securities against fluctuations in the exchange rates between foreign currencies and the U.S. dollar, although no assurance can be given that these transactions will achieve this result. Currency hedging transactions the Fund may enter into include forward currency contracts, currency futures contracts, currency swaps, options on currency, currency futures and derivative instruments that combine features of these instruments.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because the value of the securities at time of delivery may be less (or more) than cost. The Fund or its custodian will segregate cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Investment objective and policies

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager and/or the Subadvisor, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

Defensive Position

When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objective and invest all or any portion of our assets in investment grade debt securities, without regard to whether the security is a Real Estate Equity Security. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objective.

OTHER INVESTMENTS

The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See "Investment Objective and Policies" in the SAI.

While it has no current intention of doing so, the Fund may also invest up to 20% of its net assets in preferred securities and other fixed income securities issued by Asia Pacific Real Estate Companies, and any type of company, and up to __% of its net assets in securities that are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager or the Subadvisor. These below investment grade securities are commonly referred to as "junk bonds" and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal.

Principal risks of the Fund

We are a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objective.

NO OPERATING HISTORY

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

INVESTMENT RISK

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Principal risks of the Fund

MARKET RISK

Your investment in Common Shares represents an indirect investment in the common stock and other securities owned by the Fund, substantially all of which are traded on securities exchanges or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Shares may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

SPECIAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

Since the Fund concentrates its investments in the Asia Pacific real estate industry, your investment in the Fund will be significantly affected by the performance of the real estate markets in Asia Pacific in which the Fund invests. Thus, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries or that invests in diverse geographic regions. An economic downturn in Asia Pacific markets could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objective.

The Fund will not invest in real estate directly, but because of the Fund's policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

▶ declines in the value of real estate;

▶ risks related to general and local economic conditions;

▶ possible lack of availability of mortgage funds;

▶ overbuilding;

▶ extended vacancies of properties;

▶ increased competition;

▶ increases in property taxes and operating expenses;

▶ changes in local laws;

▶ losses due to costs resulting from the clean-up of environmental problems;

▶ liability to third parties for damages resulting from environmental problems;

▶ casualty or condemnation losses;

▶ limitations on rents;

▶ changes in neighborhood values and the appeal of properties to tenants;

▶ changes in interest rates;

▶ financial condition of tenants, buyers and sellers of real estate; and

▶ quality of maintenance, insurance and management services.

General Real Estate Risks

Real property investments are subject to varying degrees of risk.

Principal risks of the Fund

Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

In addition to the general risks discussed below, investments in Asia Pacific real estate companies are subject to specific risks. The documentation of property ownership in Asia Pacific has not been fully digitized, with most records being kept in hard copy form. Title to existing properties and land parcels can often be ambiguous and inaccurate, and many Asia Pacific countries also do not have mature and sophisticated title insurance industries. The title to real property acquired through REITs or Asia Pacific REITs may be unclear due to the inefficiencies of the record systems.

A REIT or Asia Pacific REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs or Asia Pacific REITs may fail to qualify under any tax provisions pursuant to which they were structured, and the application of unanticipated taxation may significantly reduce the return to the Fund.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

Retail Properties

Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

Office Properties

Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus noncompetitive. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness. The risks of such an adverse effect

Principal risks of the Fund

is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties

The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increases in revenues), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

Healthcare Properties

The healthcare industry is highly regulated in many countries, and healthcare properties and healthcare providers are affected by several significant factors, including laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; qualification for any government assistance programs; and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

Applicable laws are subject to frequent and substantial changes. Changes may be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with applicable laws may affect its ability to operate its facility or qualify for any available government assistance programs. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale may have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily Properties

The value and successful operation of a multifamily property may be affected by a number of factors, such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, oversupply of units due to new construction and applicable laws and regulations.

Insurance Issues

Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among the portfolio companies.

Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio

Principal risks of the Fund

company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would impact the Fund's investment performance.

Credit Risk

Real estate companies may be highly leveraged and financial covenants may affect the ability of these companies to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a real estate company's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the real estate company.

Environmental Issues

A portfolio company's ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances may expose the company to liability under applicable law for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and may adversely affect the Fund's investment performance.

Smaller Companies

Even the larger Asia Pacific real estate companies tend to be small- to medium-sized companies in comparison to many industrial and service companies. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may own fewer properties than larger companies, and circumstances adversely affecting one property may have a greater impact on a smaller company's stock price than is the case for a larger company.

Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, Asia Pacific real estate company shares can be more volatile than—and at times will perform differently from—large company stocks such as those found in the Dow Jones Industrial Average.

ASIA PACIFIC SECURITIES RISKS

General Risks of Investing in Foreign Securities

Investments in non-U.S. issuers, or securities of issuers that are denominated in foreign currencies or multinational currency units, involve certain risks not involved in domestic investments. Investments in these foreign securities, especially in emerging markets, will expose the Fund to the direct or indirect consequences of political, economic, financial and social changes in the relevant countries, including:

▶ fluctuations in currency exchange rates;

▶ different legal systems;

▶ the possible imposition of exchange controls or other foreign governmental laws or restrictions;

▶ different trading practices;

Principal risks of the Fund

▶ less governmental supervision;

▶ regulation changes;

▶ less publicly available information about companies due to less rigorous disclosure or regulatory practices;

▶ different accounting, auditing and financial record-keeping standards and requirements;

▶ less stringent regulations covering the corporate governance of exchange listed companies;

▶ the relatively under-developed nature of regulations covering the trading of securities; and

▶ less reliable custodial services and settlement practices.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

▶ growth of gross domestic product;

▶ capital reinvestment;

▶ resources;

▶ self-sufficiency; and

▶ balance of payments position.

Furthermore, certain investments in foreign securities also may be subject to foreign withholding taxes, and dividend income the Fund receives from foreign securities may not be eligible for the reduced rates of U.S. taxation applicable to qualified dividend income.

Certain countries in which the Fund may invest, especially emerging markets, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. The cost of servicing external debt generally will be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Many of these countries also are characterized by political and economic uncertainty and instability. In addition, with respect to certain foreign countries, especially emerging markets, there is a risk of:

▶ the possibility of expropriation or nationalization of assets;

▶ confiscatory taxation;

▶ imposition of restrictions on foreign investment;

▶ difficulty in obtaining or enforcing a court judgment;

▶ the possibility that an issuer may not be able to make payments to investors outside of the issuer's country; and

▶ diplomatic developments that could affect investments in those countries.

General economic and market conditions may affect the level and volatility of securities prices and the liquidity of the Fund's investments. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets; limited trading volume compared to the volume of trading in U.S. securities; high concentration of market capitalization and

Principal risks of the Fund

trading volume in a small number of issuers representing a limited number of industries; and high concentration of investors and financial intermediaries could cause prices to be erratic for reasons apart from factors that affect the value of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

As a result of these potential risks, the Investment Manager and Subadvisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager or Subadvisor, have had no or limited prior experience.

Risks of Investing in Asia Pacific Securities

Asia Pacific countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability has in the past resulted, and may in the future result, from: rapid growth, such as that experienced by China; popular opposition to authoritarian governments; popular unrest associated with demands for improved political, economic and social conditions; internal political and military insurgencies; hostile relations with neighboring countries; ethnic, religious and racial strife; and public health crises, such as Severe Acute Respiratory Syndrome (SARS) or an avian flu pandemic. These factors have sometimes caused substantial economic disruption in the securities and real estate markets of some Asia Pacific countries and they may do so in the future.

The economies of many Asia Pacific markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions of their international trading partners (principally the United States, Japan, China and the European Union). The enactment by the United States or other principal trading partners of protectionist trade legislation, the reduction of foreign investment in the local economies or general declines in the international securities markets could have a significant adverse effect upon the securities markets of certain Asia Pacific countries. Also, certain Asia Pacific countries often rely on other Asia Pacific countries for a significant amount of their trade, and instability of one Asia Pacific country may cause instability in others. For example, while China has been a primary driver of recent Asia Pacific economic growth, if the economy in China contracts, the economies of other Asia Pacific countries are likely to be affected.

Some Asia Pacific countries in which we may invest have substantial government involvement in business activities, and have historically experienced, and may continue to experience, high rates of inflation, high interest rates and high unemployment. In addition, the relatively high level of indebtedness of many Asia Pacific countries and dependence on foreign borrowing also adds to the level of macroeconomic risk. In addition, Asia Pacific REITs may realize a greater proportion of their income from the development and sale of properties as compared to U.S. REITs, which generally realize income from the ownership and operation of properties. Furthermore, corporate governance standards for publicly traded companies in Asia Pacific countries may be less advanced than comparable standards for U.S. publicly traded companies.

In the past, Asia Pacific has experienced earthquakes, typhoons and tidal waves varying in degrees of severity, and the risks of such phenomena, and damage resulting therefrom, will continue to exist. A major natural disaster could have a severe and negative impact on the Fund's investment portfolio and in the longer term could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner currently conducted.

The Fund will be subject, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in Asia Pacific markets and to political, social or economic events within Asia Pacific. To the extent that a significant portion of the Fund's assets is invested in a particular Asia Pacific country or a small number of Asia Pacific countries, the Fund will be subject to a greater extent to the risks of adverse changes in that country or those countries.

Principal risks of the Fund

CURRENCY RISK

Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make interest payments in, foreign currencies, which will subject the Fund to currency risk and the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of our existing investment in the securities denominated in that currency will rise. However, the appreciation of an Asia Pacific currency against the dollar may hurt that country's exports. Because of the export oriented nature of many Asia Pacific economies, such appreciation may slow down the local economy and depress local real estate values and the values of our portfolio securities in that country, although this depressive effect may not be immediate.

Currencies of some Asia Pacific countries may be more volatile than the currencies of other countries and therefore may affect the value of our investments denominated in such currencies. Certain Asia Pacific countries may have managed currencies which are maintained at artificial conversion ratios to the U.S. dollar rather than at levels determined by the market, which ratios may not be sustainable for long periods. Sudden and large fluctuations and adjustments in a foreign currency's value vis a vis the U.S. dollar can have a disruptive and negative effect on investors like us. Further, some Asia Pacific countries have restricted, or may in the future restrict, the ability of a securities issuer in which we may invest to make distributions, interest or other payments to foreign investors like us due to blockage of currency exchanges or otherwise. Some Asia Pacific governments may impose restrictions on converting local currency to other currencies, effectively preventing investors like us from selling assets and repatriating funds. The risks associated with a particular foreign currency are greater where there is no significant exchange market for that currency.

COMMON STOCK RISK

While common stock has historically generated higher average returns than fixed income securities, common stock also has experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer's common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

RESTRICTED AND ILLIQUID SECURITIES RISK

The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may be unregistered or may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

RISK OF MARKET PRICE DISCOUNT FROM NET ASSET VALUE

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, above or below net asset value, or at below or above the initial public offering price.

Additional risk considerations

Additional risk considerations

PORTFOLIO TURNOVER RISK

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. Although we cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager or Subadvisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. See "Taxation."

FOREIGN CURRENCY HEDGING TRANSACTIONS RISK

The Fund may, but is not required to, engage in foreign currency hedging transactions to hedge the value of the Fund's portfolio securities against fluctuations in the exchange rates between foreign currencies and the U.S. dollar, although no assurance can be given that these transactions will achieve this result.

These transactions have risks, including imperfect correlation between the value of hedging instruments and the underlying currencies, the possible default of the other party to the transaction and illiquidity of these instruments. Furthermore, the ability to successfully engage in currency hedging transactions depends on the Investment Manager's ability to predict correctly pertinent market movements, which cannot be assured. Thus, the use of currency hedging transactions may result in losses greater than if they had not been used or may limit the amount of return the Fund can realize on an investment. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to currency hedging transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of foreign currency hedging transactions and their risks is contained in the SAI.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. The Fund generally is obligated to purchase the securities at a future date for a set purchase price. Since securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

NON-DIVERSIFIED STATUS

The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent our earnings are distributed to stockholders. See "Taxation" in the SAI. To so qualify, among other requirements, we will limit our investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of

Management of the Fund

the value of our assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the value of our assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of our assets will be invested in the securities of a single issuer and we will not own more than 10% of the outstanding voting securities of a single issuer. [For purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a "qualified publicly traded partnership," as defined in the Code, and no more than 25% of the value of our assets may be invested in the securities of one or more qualified publicly traded partnerships.] Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

ANTI-TAKEOVER PROVISIONS

Certain provisions of our Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify our structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation and conversion to open-end status. See "Description of Shares" and "Certain Provisions of the Articles of Incorporation and By-Laws."

MARKET DISRUPTION RISK

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on worldwide financial markets and may cause further economic uncertainties in Asia Pacific and worldwide. The Fund does not know how long the securities markets will be affected by these events and cannot predict the effects these or similar events in the future may have on securities markets.

Management of the Fund

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager and the agreement with the Subadvisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager, the Subadvisor and the Fund's sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT MANAGER

Cohen & Steers Capital Management, Inc., with offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. The Investment Manager, a registered investment adviser, was formed in 1986 and as of January 31, 2006 had

Management of the Fund

approximately $21.6 billion of assets under management. Its clients include pension plans, endowment funds, and registered investment companies, including each of the open-end and closed-end Cohen & Steers funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc. ("CNS"), a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol "CNS."

SUBADVISOR

_________________, with offices located at__________________________, has been retained as the Fund's Subadvisor. The Subadvisor assists the Investment Manager with the overall management of the Fund's portfolio. The Subadvisor works with the Investment Manager in allocating the portfolio among the various countries in the Asia Pacific region, and in making portfolio security selection decisions. The Subadvisor, a registered investment adviser, was formed in 2005 and currently assists the Investment Manager in providing research and portfolio management support services for Asia Pacific Realty Estate Equity Securities. The Fund is the first registered investment company for which the Subadvisor serves in an investment advisory or subadvisory capacity.

INVESTMENT MANAGEMENT AGREEMENT

Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

For its services under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly investment management fee computed at the annual rate of % of average daily net assets. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

SUB-ADVISORY AGREEMENT

Under its Sub-advisory Agreement with the Fund, the Subadvisor assists the Investment Manager with the overall management of the Fund's portfolio. The Subadvisor works with the Investment Manager in allocating the portfolio among the various countries in Asia Pacific, and in making portfolio security selection decisions. For its services under the Sub-advisory Agreement between the Investment Manager and the Subadvisor, the Investment Manager (not the Fund) pays the Subadvisor a monthly fee at the annual rate of 0.__% of the average daily net assets of the Fund.

The Fund's portfolio managers are:

Martin Cohen—Mr. Cohen is a Director and Co-Chairman of the Fund. He is a founder of the Investment Manager and is currently Co-Chairman and Co-Chief Executive Officer. Mr. Cohen is a "controlling person" of the Investment Manager on the basis of his beneficial ownership of the Investment Manager's stock.

Robert H. Steers—Mr. Steers is a Director and Co-Chairman of the Fund. He is a founder of the Investment Manager and is currently Co-Chairman and Co-Chief Executive Officer. Mr. Steers is a "controlling person" of the Investment Manager on the basis of his beneficial ownership of the Investment Manager's stock.

Joseph M. Harvey—Mr. Harvey joined the Investment Manager in 1992 and has been President since 2003.

James S. Corl—Mr. Corl joined the Investment Manager in 1997 and has been a Senior Vice President since 2000.

David Oakes—Mr. Oakes [insert bio].

Derek Cheung—Mr. Cheung [insert bio].

The Investment Manager utilizes a team-based approach in managing the Fund.

Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey and Mr. Corl direct and supervise the execution of the Fund's investment strategy, and lead and guide the other members of the Investment Manager's real estate securities investment team. Mr. Cheung leads the Asia Pacific Real Estate Equity Securities research efforts.

In addition, Mr. Corl serves as chief investment officer of real estate securities investment management for the Investment Manager and in this role he oversees the Investment Manager's securities research analysts.

All of the Fund's portfolio managers collaborate with respect to the process for allocating the Fund's portfolio among specific investments.

See "Compensation of Directors and Certain Officers" and "Investment Advisory and Other Services" in the SAI for further information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

Under its Administration Agreement with the Fund, the Investment Manager will have responsibility for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the "Sub-Administration Agreement"). Under the Sub- Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, % of the Fund's average daily net assets. Under the Sub-Administration Agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily net assets in the Fund at an annual rate equal to % of the first $ billion in assets, % of the next $ billion and % of assets in excess of $ billion, with a minimum fee of $ . The aggregate fee paid by the Fund and the other funds in the Cohen & Steers fund complex to State Street Bank is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares or borrowings outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street Bank also serves as the Fund's custodian, and The Bank of New York has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. See "Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar."

Dividends and distributions

LEVEL RATE DIVIDEND POLICY

Subject to the determination of the Board of Directors to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular quarterly cash distributions to Common Stockholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount that may be adjusted from time to time. Distributions can only be made from net investment income after making any required payments on any interest rate transactions. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including the stability of income received from its investments. Over time, the Fund will distribute all of its net investment income. In addition, at least annually, the Fund intends to distribute all of its net capital gain and ordinary taxable income, if any, to stockholders. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 75 days, from the completion of this offering, depending on market conditions. The net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of its distributions will consist of amounts in excess of investment company taxable income and net capital gain derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. Accordingly, a Level Rate Dividend Policy may require certain distributions that may be deemed a return of capital for tax purposes. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. See "Taxation."

[MANAGED DIVIDEND POLICY

In December 2004, the Investment Manager, on behalf of itself and all of the then existing funds managed by the Investment Manager, filed an exemptive application with the Commission seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. The staff of the Commission has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide Commission inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above. If the Investment Manager, on behalf of itself and other parties, receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. Under a Managed Dividend Policy, the Fund would intend to distribute a fixed percentage of net asset value to Common Stockholders. Under a Managed Dividend Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would constitute a return of capital. Accordingly, a Managed Dividend Policy may require certain distributions that may be deemed a return of capital for tax purposes. The Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each

Dividends and distributions

monthly distribution with respect to the estimated source of the distribution made. In the event the Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the "Excess"), such distribution would decrease the Fund's assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. There is no guarantee that the Board of Directors will determine to implement a Managed Dividend Policy. The Board of Directors reserves the right to change the dividend policy from time to time.]

DIVIDEND REINVESTMENT PLAN

The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each stockholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by The Bank of New York as agent for stockholders pursuant to the Plan (the "Plan Agent"), unless they elect to receive cash. Stockholders will have their dividends reinvested in additional Common Shares purchased in the open market or issued by the Fund through the Plan, unless they elect to have their dividends and other distributions paid in cash. Stockholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available.

The Plan Agent serves as agent for the stockholders in administering the Plan.

After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date.

The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may terminate their account under the Plan upon written notice to the Plan Agent. When a participant terminates his or her account under the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and any fraction of a Common Share will be sold on the open market at the prevailing market price less an estimated $0.10 per Common Share commission. If the transaction fees and commissions exceed the proceeds from the sale of the fractional share, you will receive a transaction advice instead of a check. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less an estimated $0.10 per Common Share and any applicable taxes.

The Plan Agent maintains each Common Stockholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days after such acquisition. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to stockholders' meetings of the Fund will relate to those shares purchased as well as shares held pursuant to the Plan.

DIVIDENDS AND DISTRIBUTIONS

In the case of stockholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are participants in the Plan.

Dividends and distributions

Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, acting as dealer.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. A Common Stockholder who directs the Plan Agent to sell shares held in a dividend reinvestment account will pay a $15.00 fee plus $0.10 per share brokerage commission. Purchases and/or sales are usually made through a broker affiliated with The Bank of New York.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See "Taxation."

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all stockholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at (800) 432-8224.

Closed-end Fund structure

The Fund is a newly organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares, the mutual fund will redeem or buy back the shares at "net asset value." Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies.

Shares of closed-end funds frequently trade at a discount to their net asset value. See "Principal Risks of the Fund—Risk of Market Price Discount From Net Asset Value." Because of this possibility and the recognition that any such discount may not be in the best interest of stockholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See "Repurchase of Shares." The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the stockholders of the Fund.

Possible conversion to open-end Fund status

Possible conversion to open-end Fund status

The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See "Certain Provisions of the Articles of Incorporation and By-Laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies.

Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

Repurchase of shares

Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Stockholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Stockholders may readily ascertain the net asset value. For more information see "Repurchase of Shares" in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the managed assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See "Taxation" for a description of the potential tax consequences of a share repurchase.

Taxation

Taxation

The following discussion offers only a brief outline of the U.S. Federal income tax consequences of investing in the Fund and is based on the U.S. Federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. This discussion assumes you are a U.S. stockholder and that you hold your shares as a capital asset. No attempt is made to present a detailed explanation of all U.S. Federal, state, local or foreign tax concerns affecting the Fund and its stockholders. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company under Federal income tax law. If the Fund so qualifies and distributes each year to its stockholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay Federal income taxes on any income it distributes to stockholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year (unless an election is made to use the Fund's fiscal year), plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax.

Dividends paid to you out of the Fund's current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income (i.e., generally dividends paid by certain U.S. corporations and "qualified foreign corporations") will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the Fund. Dividend income that the Fund receives from U.S. REITs will generally not be treated as qualified dividend income. A foreign corporation is a "qualified foreign corporation" if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A "qualified foreign corporation" does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.

Taxation

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

If you sell or otherwise dispose of your Fund shares, or have shares repurchased by the Fund, you may realize a capital gain or loss which will be long-term or short-term, depending generally on your holding period for the shares.

We may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable if you:

▶ fail to provide us with your correct taxpayer identification number;

▶ fail to make required certifications; or

▶ have been notified by the Internal Revenue Service that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Certain dividends and other distributions received from sources outside of the United States may be subject to withholding taxes imposed by other countries. In the event that more than 50% of the value of the managed assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund will make an election to pass through to its stockholders a credit or deduction for foreign taxes paid by it.

Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

Description of shares

COMMON SHARES

The Fund is authorized to issue 100,000,000 shares of Common Shares, $.001 par value. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable. Common Stockholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. The Fund intends to list the Common Shares on the New York Stock Exchange under the symbol "[RAF]."

Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of stockholders in each year. The foregoing description and the description below under "Certain Provisions of the Articles of Incorporation and By-Laws" and above under "Possible Conversion to Open-End Fund Status" are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Investment Manager has agreed to pay all organizational expenses and offering costs (other than sales load) that exceed $0.10 per Common Share. See "Use of Proceeds."

Description of shares

As of the date of this prospectus, the Investment Manager owned of record and beneficially shares of the Fund's Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

FUND NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value of our Common Shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid). [Any foreign currency hedging transaction that the Fund enters into may, depending on the applicable foreign currency exchange rates, have a positive or negative value for purposes of calculating net asset value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.]

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price for such securities on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Directors believes accurately reflects fair value in accordance with the Fund's pricing policies. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities. Other assets are valued at fair value by or pursuant to guidelines approved by the Board of Directors.

Certain provisions of the Articles of Incorporation and By-Laws

The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the

Certain provisions of the Articles of Incorporation and By-Laws

Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by stockholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

(v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under Federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's stockholders generally.

Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

Underwriting

The underwriters named below, acting through , as lead manager, and , as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Investment Manager (the "Underwriting Agreement") to purchase from the Fund the number of Common Shares set forth opposite their respective names. The underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
Total

The Fund granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional Common Shares to cover over-allotments, if any, at the initial offering price per Common Share minus the commission described in the following paragraph. The underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the underwriters exercise this option, each of the underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such underwriter's initial commitment.

The Fund has agreed to pay a commission to the underwriters in the amount of up to $0.__ per Common Share (4.5% of the public offering price per Common Share).

The Representatives have advised the Fund that the underwriters may pay up to $ per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $ per Common Share to certain other dealers who sell Common Shares. Investors must pay for any Common Shares purchased on or before , 2006.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Investment Manager and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 10 Common Shares ($5,000).

The Fund and the Investment Manager have agreed not to offer, sell or register with the Commission any equity securities of the Fund, other than issuances of Common Shares as contemplated in this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or

Underwriting

purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale of the underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market, and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically.

Custodian, transfer agent, dividend disbursing agent
and registrar

State Street Bank and Trust Company, whose principal business address is One Lincoln Street, Boston, Massachusetts 21111, has been retained to act as custodian of the Fund's investments, and The Bank of New York, whose principal business address is 101 Barclay Street, Floor 11 East, New York, New York 10286, has been retained to serve as the Fund's transfer and dividend disbursing agent and registrar.

Neither State Street Bank nor The Bank of New York has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

Reports to stockholders

The Fund will send unaudited semi-annual and audited annual reports to its stockholders, including a list of investments held.

Validity of the Common Shares

The validity of the Common Shares offered hereby is being passed on for the Fund by Stroock & Stroock & Lavan LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by xxxxxxxxxx will opine on certain matters pertaining to Maryland law. Stroock & Stroock & Lavan LLP and xxxxxxxxxx may rely as to certain matters of Maryland law on the opinion of .

Table of contents for the Statement of Additional Information

Investment Objective and Policies

Investment Restrictions

Management of the Fund

Compensation of Directors and Certain Officers

Investment Advisory and Other Services

Portfolio Transactions and Brokerage

Determination of Net Asset Value

Repurchase of Shares

Taxation

Counsel and Independent Registered Public Accounting Firm

Statement of Assets and Liabilities

[THIS PAGE INTENTIONALLY LEFT BLANK]

Through and including , 2006 (25 days after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Shares

Cohen & Steers
Asia Pacific Realty Fund, Inc.

Common Shares

$50.00 Per Share

Prospectus

, 2006

The information in this Statement of Additional Information is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated March 17, 2006

[LOGO]

COHEN & STEERS
ASIA PACIFIC REALTY FUND

280 PARK AVENUE
NEW YORK, NEW YORK  10017
(800) 437-9912

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus of Cohen & Steers Asia Pacific Realty Fund, Inc.,

dated           , 2006 (the “Prospectus”).  This SAI is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus may be obtained free of charge by writing or calling the address or phone number shown above.  You also may obtain a copy of the Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov).

2

STATEMENT OF ADDITIONAL INFORMATION

Cohen & Steers Asia Pacific Realty Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company organized as a Maryland corporation on March 17, 2006. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The following descriptions supplement the descriptions of the principal investment objective, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund’s investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

Investments in Real Estate Companies

Under normal market conditions, the Fund will invest at least 80%, and generally substantially all, of its net assets in a portfolio of equity securities issued by Asia Pacific real estate companies (“Asia Pacific Real Estate Equity Securities”).  Asia Pacific Real Estate Equity Securities include common stocks and other equity securities issued by Asia Pacific real estate companies, such as real estate investment trusts (“REITs”) and companies operating under similar REIT-like structures (“Asia Pacific Real Estate Companies”).

The Fund will invest primarily in securities of companies with small, medium or large market capitalizations, and there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.  The Fund will generally not invest more than 10% of its total assets in the securities of one issuer.  Under normal market conditions, the Fund may invest up to 20% of its total assets in non-Asia Pacific Real Estate Equity Securities.

Real Estate Companies.  For purposes of our investment policies, a real estate company is one that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate.

A common type of U.S. real estate company, a REIT, is dedicated to owning, and usually operating, income producing real estate, or to financing real estate. Such companies normally derive income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. Some REITs invest the majority of their assets directly in real property and derive their income primarily from rents and also may sell properties that have appreciated in value. Other REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. REITs may both invest directly in real estate and also invest in mortgages. A U.S. REIT is generally not taxed on income distributed to shareholders so long as, among other things, it meets certain distribution requirements and a significant portion of its assets qualify as real estate and, as a result, U.S. REITs generally pay relatively higher dividends (as compared to other types of companies).

Asia Pacific Real Estate Companies.  The Fund considers a real estate company to be an Asia Pacific real estate company if it (1) is organized in or has its principal office in an Asia Pacific country, (2) has a significant amount of assets or investments in one or more Asia Pacific countries or (3) conducts a significant amount of its business operations in one or more Asia Pacific countries.  The Fund considers Australia and New Zealand to be Asia Pacific countries.  The Fund will invest in Asia Pacific Real Estate

3

Companies that include companies with similar characteristics to the U.S. REIT structure in which revenue consists primarily of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.  While the Fund may invest in U.S. REITs investing in Asia Pacific countries, we expect that many of our investments will be in companies that are classified as Asia Pacific REITs.  We also expect to make investments in other real estate companies that are not Asia Pacific REITs.

Throughout the decades, a number of countries have created REIT-like regimes, which allow real estate investment companies to benefit from “flow through” tax treatment.  According to the European Public Real Estate Association (“EPRA”), EPRA Global REIT Survey, September 2004, the following Asia Pacific countries have existing REIT-like structures: Australia (since 1985), Japan (since 2000), South Korea (since 2001), Singapore (since 2002) and Hong Kong (since 2003). Additionally, the following other countries also have existing REIT-like structures:  the Netherlands (since 1969), Canada (since 1994), Belgium (since 1995) and France (since 2003).  In addition, Finland, Germany, Italy, Spain and the United Kingdom are considering REIT-like structures.  The REIT regimes and REIT-like structures are not likely to become uniform within Europe, Asia-Pacific or North America. However, European capital markets are gradually being harmonized.  The Fund’s investment adviser, Cohen & Steers Capital Management, Inc. (the “Investment Manager”) and sub-advisor,                       (the “Subadvisor”), expect that the growing worldwide acceptance of REIT-like regimes will drive the securitization of real estate companies around the globe and potentially increase dividend payouts.

Preferred Securities

The Fund may invest in preferred securities issued by real estate companies, including REITs and Asia Pacific REITs, and other types of companies. The taxable preferred securities in which the Fund intends to invest do not qualify for the dividends received deduction (the “DRD”) under Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”) and are not expected to provide significant benefits under the rules relating to “qualified dividend income.”

There are two basic types of preferred securities in the U.S market—traditional preferred securities and hybrid-preferred securities.  Asia Pacific or other non-U.S. issuers may issue securities with similar characteristics.

Traditional Preferred Securities.  Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.  Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance.  The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the real estate sector and by actual and anticipated changes in any applicable tax laws.  Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.   Preferred securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

4

Hybrid-Preferred Securities.  Hybrid-preferred securities are generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities.  The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default.  Generally, the maximum deferral period is five years.  Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.  Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity.  The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt.  Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value).  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities have characteristics similar to both fixed income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt

5

obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  Because of the subordination feature, however, convertible securities typically are considered to be lower quality than similar non-convertible securities.

Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Defensive Positions; Use of Proceeds

For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in U.S. Government securities, high-quality money market instruments, short-term fixed income investments [and securities of other investment companies.

The Fund may invest in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

Money market instruments and short-term fixed income investments include:

(1)   certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount

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deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(2)   repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(3)   commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for such notes. However, they are redeemable by the Fund at any time.

If the Fund invests in commercial paper, the Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and/or interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Foreign Currency Hedging Transactions

The Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps, options on currency, currency futures and derivative instruments that combine features of these instruments (collectively, “Currency Hedging Instruments”).  The Fund may hedge the value of the Fund’s portfolio securities against fluctuations in the exchange rates between foreign currencies and the U.S. dollar, although no assurance can be given that these transactions will achieve this result.

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Currency Hedging Instruments may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) Currency Hedging Instruments.  Exchange-traded Currency Hedging Instruments generally are guaranteed by the clearing agency which is the issuer or counterparty.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Currency Hedging Instruments purchased on an exchange.  In contrast, no clearing agency guarantees OTC Currency Hedging Instruments.  Therefore, each party to an OTC Currency Hedging Instrument bears the risk that the counterparty will default.  Accordingly, the Investment Manager will consider the creditworthiness of counterparties to OTC Currency Hedging Instruments in the same manner as it would review the credit quality of a security to be purchased by the Fund.  OTC Currency Hedging Instruments are less liquid than exchange-traded Currency Hedging Instruments because the other party to the transaction may be the only investor with sufficient understanding of the Currency Hedging Instrument to be interested in bidding for it.

Currency Hedging Instruments can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Currency Hedging Instruments and the Fund as a whole.  Currency Hedging Instruments may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Currency Hedging Instruments could have a large potential impact on the Fund’s performance.  If the Fund invests in Currency Hedging Instruments at inopportune times or if the Investment Manager judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.  The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market.  The market for many Currency Hedging Instruments is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Currency Hedging Instruments.  Successful use of Currency Hedging Instruments by the Fund also is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant market and to ascertain the appropriate correlation between the transaction being hedged and the price movements of the Currency Hedging Instruments.

Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Forward Contracts.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts (discussed below), except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund.

Currency Futures Contracts.  The Fund may purchase and sell currency futures contracts and options thereon.  A currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.  The Fund may enter into futures contracts in U.S. domestic markets, or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets,

8

however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the “CFTC”).

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets.  Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.  In addition, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily variation margin requirements.  The Fund may have to sell portfolio holdings at a time when it may be disadvantageous to do so.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC.  In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Swap Agreements.  The Fund may enter into currency exchange swap agreements.  Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.  The Investment Manager may not be able to use swaps if such swaps are not available on favorable terms or if the use of swaps may entail negative tax consequences for the Fund.

Currency Options.  The Fund may buy call and put options on foreign currencies.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying currency at the exercise price at any time during the option period, or at a specific date, at a price which the

9

purchaser expects to be lower than the spot price of the currency at the time the option is exercised.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying currency at the exercise price at any time during the option period, or at a specific date, at a price which the seller anticipates to be higher than the spot price of the currency at the time the option is exercised.

Certain provisions of the Code may restrict or affect the ability of the Fund to engage in the currency hedging described above. See “Taxation.”

Other Investment Companies

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  The securities of other investment companies may also be leveraged.  The net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares.  Investment companies may have investment policies that differ from those of the Fund.  In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

Restricted and Illiquid Securities

Substantially all of the securities in which the Fund intends to invest are traded on securities exchanges or in the over-the-counter market, although the Fund may invest up to [10]% of its total assets in illiquid securities (i.e., securities that are not readily marketable).  The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded.

Cash Reserves

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, certificates of deposit, bankers’ acceptances issued by domestic banks having managed assets in excess of one billion dollars, and money market mutual funds.

In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase

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obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price.  If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

INVESTMENT RESTRICTIONS

The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

The Fund may not:

1.     Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

2.     Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3.     Purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and Asia Pacific REITs and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4.     Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, forward contracts and options thereon, and currency options and such similar instruments;

5.     Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

6.     Invest more than 25% of its total assets in securities of issuers in any one industry other than the real estate industry, in which at least 25% of the Fund’s total assets will be invested; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

7.     Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

8.     Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

9.     Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

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The investment restrictions numbered 1 through 6 in this SAI have been adopted as fundamental policies of the Fund.  Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares.  When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Investment restrictions numbered 7 through 9 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Manager, administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Investment Manager and the Fund’s administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors.

Basic information about the identity and experience of each Director and officer is set forth in the charts below.  The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.”

The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the Director are set forth below.

Name, Address And Age	Position Held With the Fund(1) Since and Term(2)	Principal Occupation During Past 5 Years (Including Other Directorships Held)

Interested Directors*
Robert H. Steers 757 Third Avenue New York, New York Age: 53	Director and Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS. Prior thereto, Chairman of the Investment Manager.

Martin Cohen 757 Third Avenue New York, New York Age: 57	Director and Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS. Prior thereto, President of the Investment Manager.

Name, Address And Age	Position Held With the Fund(1) Since and Term(2)	Principal Occupation During Past 5 Years (Including Other Directorships Held)
Disinterested Directors
[TO COME]

*      Messrs. Cohen and Steers are “interested persons” as defined in the 1940 Act because of their positions with the Investment Manager.

(1).  Each Director has served as a Director of the Fund since the Fund’s inception, and also serves as a Director of 17 other Cohen & Steers open- and closed-end registered investment companies (collectively, with the Fund, comprised of 18 investment portfolios, the “Cohen & Steers Funds”).

(2).  Beginning with the first annual meeting of stockholders of the Fund held after the initial public offering of the shares of the Fund the Board shall be divided into three classes:  Class I, Class II and Class III.  At the first annual meeting, Directors of Class I shall be elected to the Board for a term expiring at the next succeeding annual meeting of stockholders, Directors of Class II shall be elected to the Board for a

12

term expiring at the second succeeding annual meeting of stockholders and Directors of Class III shall be elected to the Board for a term expiring at the third succeeding annual meeting of stockholders.  At each subsequent annual meeting of stockholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

Name, Address and Age(1)	Position(s) Held with Fund Since and Term(2)	Principal Occupation During Past Five Years

Adam M. Derechin Age: 41	President and Chief Executive Officer	Chief Operating Officer of the Investment Manager since August 2003. Senior Vice President of the Investment Manager from 1998 to August 2003.

Joseph M. Harvey Age: 42	Vice President	President of the Investment Manager since 2003. Prior thereto, Senior Vice President and Director of Investment Research of the Investment Manager.

James S. Corl Age: 39	Vice President	Executive Vice President of the Investment Manager since 2000.

David Oakes Age:	Vice President	Senior Vice President of the Investment Manager since 2005, Vice President from , and securities analyst since . Prior thereto, securities analyst, Goldman Sachs & Co.

Jay J. Chen Age: 43	Treasurer	Senior Vice President of the Investment Manager since August 2003. Prior thereto, Vice President of the Investment Manager.

Lawrence B. Stoller Age: 42	Secretary	Executive Vice President and General Counsel of the Investment Manager since 2004 and prior thereto Senior Vice President and General Counsel of the Investment Manager.

John E. McLean Age:	Assistant Secretary

Vice President and Associate General Counsel of Cohen & Steers Capital Management since September 2003. Prior to that, Vice President, Law & Regulation, J. & W. Seligman & Co. Incorporated (money manager); and Associate, Battle Fowler LLP (law firm).

Lisa Phelan Age: [ ]	Chief Compliance Officer

(1).  The address of each officer is Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017.

(2).  Each officer has been an officer of the Fund since the Fund’s inception and serves for an indefinite term, until his or her successor is elected and qualified.  Each officer serves in the same capacity for all of the Cohen & Steers Funds.

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The following table provides information concerning the dollar range of the Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Funds.

	Dollar Range of Equity Securities in the Fund as of , 2006	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Funds as of , 2006

Robert H. Steers	None	over $100,000
Martin Cohen	None	over $100,000

Conflicts of Interest. No Director who is not an “interested person” of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager or any person or entity (other than a Cohen & Steers Fund) directly or indirectly controlling, controlled by or under common control with the Investment Manager.

Board’s Role in Fund Governance

Committees.  The Fund’s Board of Directors has four standing committees of the Board, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee, each of which is composed of all of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act.

The main function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund’s independent registered public accounting firm, and the performance of the Fund’s internal control systems and independent registered public accounting firm.

The main functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for the next annual meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Funds’ stockholders. Stockholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary.

The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board.

The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of independent directors for service on the Board and any Board committee.

Approval of Investment Management and Sub-Advisory Agreements. The Board of Directors of the Fund, including a majority of the Directors who are not parties to the Fund’s Investment Management Agreement or Sub-Advisory Agreement, or interested persons of any such party (“Independent

14

Directors”), has the responsibility under the 1940 Act to approve the Fund’s proposed Investment Management Agreement and Sub-Advisory Agreement for the initial two year term and the continuation annually thereafter at meetings of the Board called for the purpose of voting on the approval or continuation.  The Fund’s Investment Management and Sub-Advisory Agreements were unanimously approved for an initial two-year term by the Fund’s Board, including the Independent Directors, at a meeting held on                        , 2006.

[further disclosure to be inserted in future filing]

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the fiscal year ending December 31, 2006. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other Cohen & Steers Fund.  Each of the other Directors is paid an annual retainer of $4,500 and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed “Total Compensation from the Fund and the Cohen & Steers Funds,” the compensation paid to each Director represents the aggregate amount expected to be paid to the Director by the Fund and the 17 other Cohen & Steers Funds for the fiscal year ending December 31, 2006. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Funds.

Name of Person, Position of Fund Directors	Aggregate Compensation from Fund	Total Compensation from the Fund and the Cohen & Steers Funds

Martin Cohen,* Director and Co-Chairman	$0	$0
Robert H. Steers,* Director and Co-Chairman	$0	$0

*      “Interested person,” as defined in the 1940 Act, of the Fund because of affiliation with the Investment Manager.

Principal Stockholders

As of the date of this SAI, no Director or officer owned any Common Shares.  The Investment Manager owned of record and beneficially 5,250 shares of the Fund’s Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Manager

Cohen & Steers Capital Management, Inc., with principal offices located at 280 Park Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986. Its current clients include pension plans of leading corporations, endowment funds and the Cohen & Steers Funds. Mr. Cohen and Mr. Steers are “controlling persons” of the Investment Manager on the basis of their beneficial ownership of the Investment Manager’s stock.

Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

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Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of     % of the average daily net assets of the Fund.

The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

The Subadvisor

                  , with offices located at                                    , is the Subadvisor to the Fund. The Subadvisor, a registered investment adviser, was formed in 2005.  The Subadvisor assists the Investment Manager with the overall management of the Fund’s portfolio.  The Subadvisor works with the Investment Manager in allocating the portfolio among the various countries in the Asia Pacific region, and in making portfolio security selection decisions. The Subadvisor currently assists the Investment Manager in providing research and portfolio management support services for Asia Pacific Real Estate Equity Securities. The Fund is the first registered investment company for which the Subadvisor serves in an investment advisory or subadvisory capacity.

For its services under the Sub-advisory Agreement between the Investment Manager and the Subadvisor, the Investment Manager (not the Fund) pays the Subadvisor a monthly fee at the annual rate of 0.    % of the average daily net assets of the Fund.

Portfolio Managers

Portfolio Managers. The Fund’s portfolio managers (each referred to as a “portfolio manager”) are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of               , 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Martin Cohen
Robert H. Steers
Joseph M. Harvey
James S. Corl
David Oakes
Derek Cheung

The Fund is a newly organized investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owns any securities issued by the Fund.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles

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for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Manager. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Manager strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Manager to allocate investment ideas pro rata to all accounts with the same primary investment objective.

Investment Manager Compensation Structure.  Compensation of the Investment Manager’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting generally of restricted stock units of the Investment Manager’s parent, Cohen & Steers, Inc. The Investment Manager’s investment professional, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Investment Manager’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or around the December 31st fiscal year-end of CNS. This compensation structure has been in place since the initial public offering of common stock of CNS in 2004.

Method to Determine Compensation. The Investment Manager compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In evaluating the performance of a fund and its portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Investment Manager does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. The Investment Manager also bases its base compensation for its portfolio managers on the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Investment Manager or CNS and supervising various departments within the Investment Manager or CNS) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. The Investment Manager seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Investment Manager participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Investment Manager and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Investment Manager portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio

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manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Subadvisor Compensation Structure. Compensation of the Subadvisor’s portfolio managers and other investment professionals has two primary components: (1) a base salary and (2) an annual cash bonus. The Subadvisor’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Subadvisor’s investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary, if any, are typically paid or put into effect at or around December 31st of each year. This compensation structure has been in place since 2005.

Method to Determine Compensation. The Subadvisor compensates its portfolio managers based on a number of factors. The board of the Subadvisor will consider the scale and complexity of the portfolio managers’ responsibilities and the total return performance of accounts versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods. Performance is evaluated on a pre-tax and pre-expense basis. Consideration may also be given to risk-adjusted performance. Investment performance is evaluated on an aggregate basis of all accounts. The Subadvisor does not have any funds or accounts with performance-based advisory fees. In addition to investment performance, since the portfolio managers are also principals of the Subadvisor, the board of the Subadvisor will consider the success of the portfolio managers in meeting their business goals and objectives. While the salaries of the Subadvisor’s portfolio managers are comparatively fixed, cash bonuses and the proportionate distribution of net income may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and distributions of net income will represent a substantial portion of total compensation.

Administrative Services

Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund’s officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; [(iv) supervising preparation of the periodic updating of the Fund’s registration statement, including prospectus and SAI, for the purpose of filings with the Securities and Exchange Commission (the “SEC”) and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate]; (v) supervising preparation of periodic reports to the Fund’s stockholders and filing of these reports with the SEC, Forms N-SAR[, N-Q and N-PX] filed with the SEC, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the custodian, transfer agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent) and preparing and filing of tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis,     % of the Fund’s average daily net assets.

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In accordance with the terms of the Administration Agreement and with the approval of the Fund’s Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company (“State Street Bank”) as sub-administrator under a fund accounting and administration agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund’s net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund’s books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund’s income tax returns, proxy statements, stockholders reports, and SEC filings; and (iv) responding to stockholder inquiries.

Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily net assets in the Fund at an annual rate equal to    % of the first $    billion in assets,     % of the next $     billion and    % of assets in excess of $    billion, with a minimum fee of $        .  The aggregate fee paid by the Fund and the other Cohen & Steers Funds to State Street Bank is computed by calculating the effective rate for all of the Cohen & Steers Funds and multiplying the monthly average net assets of each Cohen & Steers Fund by that effective rate.  For the Cohen & Steers Funds with preferred stock outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred stock.  The Fund is then responsible for its pro rata amount of the aggregate administration fee.

The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank and The Bank of New York, as custodian and transfer agent, disbursing agent and registrar, respectively, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund’s Board of Directors.

Custodian and Transfer and Dividend Disbursing Agent

State Street Bank, which has its principal business office at One Lincoln Street, Boston, Massachusetts 21111, has been retained to act as custodian of the Fund’s investments. The Bank of New York, which has its principal business office at 101 Barclay Street, Floor 11 East, New York, New York 10286, has been retained as the Fund’s transfer agent, dividend disbursing agent and registrar. Neither State Street Bank nor The Bank of New York has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

Code of Ethics

The Fund, the Investment Manager and the Subadvisor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of the Fund , the Investment Manager and the Subadvisor, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Fund’s Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the SEC at 1-202-551-5850), is available on the EDGAR Database on the SEC’s web site at http:\\www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the SEC at Public Reference Section, Washington, D.C. 20549.

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Privacy Policy

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

The Fund does not receive any nonpublic personal information relating to the stockholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of stockholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these stockholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts. The Fund restricts access to nonpublic personal information about its stockholders to Cohen & Steers employees with a legitimate business need for the information.

Proxy Voting

The Fund’s Board of Directors has delegated the responsibility for voting proxies on behalf of the Fund to both the Investment Manager and the Subadvisor, and has determined that the Investment Manager and Subadvisor will vote proxies with respect to those portfolio companies for which it has investment responsibility. The following is a summary of the proxy voting policies and procedures for the Investment Manager and Subadvisor.

Voting rights are an important component of corporate governance. The Investment Manager and Subadvisor each has three overall objectives in exercising voting rights:

A.           Responsibility. The Investment Manager and Subadvisor shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s stockholders. Although accountability can be promoted in a variety of ways, protecting stockholder voting rights may be among our most important tools.

B.             Rationalizing Management and Stockholder Concerns. The Investment Manager and Subadvisor seek to ensure that the interests of a company’s management and board are aligned with those of the company’s stockholders.  In this respect, compensation must be structured to reward the creation of stockholder value.

C.             Stockholder Communication. Since companies are owned by their stockholders, the Investment Manager and Subadvisor seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that stockholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Investment Manager and Subadvisor shall conduct itself in accordance with the general principles set forth below.

1.               The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

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2.               In exercising voting rights, the Investment Manager and Subadvisor shall engage in a careful evaluation of issues that may materially affect the rights of stockholders and the value of the security.

3.               Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.               In exercising voting rights on behalf of clients, the Investment Manager and Subadvisor conduct themselves in the same manner as if it were the constructive owner of the securities.

5.               To the extent reasonably possible, the Investment Manager and Subadvisor participate in each stockholder voting opportunity.

6.               Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.               The Investment Manager and Subadvisor, and each of their officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines that the Investment Manager shall follow in exercising proxy voting rights:

Prudence.  In making a proxy voting decision, the Investment Manager and Subadvisor shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Investment Manager and Subadvisor may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize stockholder value.

Stockholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, The Investment Manager and Subadvisor shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., the Investment Manager and Subadvisor may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager and Subadvisor must be guided by their reasonable judgment to vote in a manner that is deemed to be in the best interests of the Fund and its stockholders.

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Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Investment Manager and Subadvisor always favor compensation plans that align the interests of management and stockholders. The Investment Manager and Subadvisor generally approve compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without stockholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without stockholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager and Subadvisor will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without stockholder approval.

Reload/Evergreen Features. The Investment Manager and Subadvisor will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. The Investment Manager and Subadvisor support measures to increase the long-term stock ownership by a company’s executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Investment Manager and Subadvisor also support employee stock purchase plans, although they generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

Change of Control Issues

While the Investment Manager and Subadvisor recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing stockholder value. As a result, the

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Investment Manager and Subadvisor oppose measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager’s and Subadvisor’s guidelines on change of control issues:

Stockholder Rights Plans. The Investment Manager and Subadvisor acknowledge that there are arguments for and against stockholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to stockholders. The Investment Manager and Subadvisor generally vote against any directors who, without stockholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. The Investment Manager and Subadvisor oppose the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that stockholders should be free to consider. The Investment Manager generally withholds votes at the next stockholder meeting for directors who to its knowledge approved golden parachutes.

Approval of Mergers.  The Investment Manager and Subadvisor vote against proposals that require a super-majority of stockholders to approve a merger or other significant business combination. The Investment Manager and Subadvisor support proposals that seek to lower super-majority voting requirements.

Routine Issues

Director Nominees in a Non-Contested Election.  The Investment Manager and Subadvisor generally vote in favor of management proposals on director nominees.

Director Nominees in a Contested Election.  By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition.  The Investment Manager and Subadvisor support the election of a board that consists of at least a majority of independent directors. The Investment Manager and Subadvisor generally withhold support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees. The Investment Manager and Subadvisor also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards.  Because a classified board structure prevents stockholders from electing a full slate of directors at annual meetings, the Investment Manager and Subadvisor generally vote against classified boards. The Investment Manager and Subadvisor vote in favor of stockholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows stockholders, by written consent, to remove a majority of directors at any time, with or without cause.

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Barriers to Stockholder Action.  The Investment Manager and Subadvisor vote to support proposals that lower the barriers to stockholder action. This includes the right of stockholders to call a meeting and the right of stockholders to act by written consent.

Cumulative Voting.  Having the ability to cumulate votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases stockholders’ rights to effect change in the management of a corporation. The Investment Manager and Subadvisor therefore generally support proposals to adopt cumulative voting.

Ratification of Registered Public Accounting Firms.  Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, the Investment Manager’s and Subadvisor’s general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

Stock Related Items

Increase Additional Common Stock.  The Investment Manager’s and Subadvisor’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1.               creates a blank check preferred stock; or

2.               establishes classes of stock with superior voting rights.

Blank Check Preferred Stock.  Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager and Subadvisor may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager or Subadvisor.

Preemptive Rights.  Votes are cast in favor of stockholder proposals restoring limited preemptive rights.

Dual Class Capitalizations.  Because classes of common stock with unequal voting rights limit the rights of certain stockholders, the Investment Manager and Subadvisor vote against adoption of a dual or multiple class capitalization structure.

Social Issues

The Investment Manager and Subadvisor believe that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual

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circumstances, the Investment Manager and Subadvisor do not believe that stockholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager generally votes against these types of proposals, which are generally initiated by stockholders, unless the Investment Manager and Subadvisor believe the proposal has significant economic implications.

Other Situations

No set of guidelines can anticipate all situations that may arise. The Investment Manager’s and Subadvisor’s portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

Proxy Voting Procedures

The Investment Manager and Subadvisor maintain a record of all voting decisions for the period required by applicable laws. In each case in which the Investment Manager or Subadvisor votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

Recordkeeping

The Investment Manager and Subadvisor shall maintain the following information with respect to each proxy voted:

Name of the company

Ticker symbol

CUSIP number

Stockholder meeting date

Brief identification of each matter voted upon

Whether the matter was proposed by management or a stockholder

Whether the Investment Manager or Subadvisor voted on the matter

If the Investment Manager or Subadvisor voted, then how the Investment Manager or Subadvisor voted

Whether the Investment Manager or Subadvisor voted with or against management

Conflicts of Interest

There may be situations in which the Investment Manager or Subadvisor may face a conflict between its interests and those of its clients or fund stockholders. If the conflict is deemed material, the Investment Manager or Subadvisor shall vote in accordance with the advice of a proxy voting service.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager or Subadvisor.  There is generally no stated commission in the case of securities traded in the over-the-counter market, but the

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price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Manager or Subadvisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager and Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager or Subadvisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager’s or Subadvisor’s ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and Subadvisor and is available for the benefit of other accounts advised by the Investment Manager or Subadvisor, and their respective affiliates, and not all of the information will be used in connection with the Fund. This information may be useful in varying degrees and may tend to reduce the Investment Manager’s or Subadvisor’s expenses. The extent to which the Investment Manager or Subadvisor makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager and Subadvisor in the allocation of brokerage business, but there is no formula by which such business is allocated. The Investment Manager and Subadvisor do so in accordance with its judgment of the best interests of the Fund and its stockholders.

DETERMINATION OF NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.  [Any foreign currency hedging transaction that the Fund enters into may, depending on the applicable foreign currency exchange rates, have a positive or negative value for purposes of calculating net asset value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.]

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price for such securities on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day.  If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.  Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.  If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Directors believes accurately reflects fair

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value in accordance with the Fund’s pricing policies.  Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.  Other assets are valued at fair value by or pursuant to guidelines approved by the Board of Directors.

REPURCHASE OF SHARES

The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead the Fund’s shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Stockholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the 1934 Act and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its stockholders if shares were repurchased. The Board may in the future modify these conditions in light of experience. Currently, the Fund’s Board has not considered whether the occupation of Iraq would prevent the repurchases of Common Shares or a tender offer for such shares. If the Board determines to take action in response to a discount from net asset value, the Board will consider the occupation of Iraq at that time.

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The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

Before deciding whether to take any action, the Fund’s Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its stockholders and market considerations. Based on the considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

TAXATION

Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to stockholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under the Code.

To qualify for the favorable U.S. Federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest each taxable year.

The American Jobs Creation Act of 2004 (the “Act”) provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for purposes of the diversification

28

requirements described above, the outstanding voting securities of any issuer include the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The Act also provides that the separate treatment for publicly traded partnerships under the passive activity rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, all or substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement (described above) are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no Federal income tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its stockholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual stockholders and (ii) for the DRD in the case of corporate stockholders.

Distributions

Dividends paid out of the Fund’s current and accumulated earnings and profits will, except in the case of qualified dividend income and capital gain dividends described below, be taxable to a U.S. stockholder as ordinary income to the extent of the Fund’s earnings and profits. If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may be eligible for the DRD. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income (i.e. generally dividends paid by certain U.S. corporations and “qualified foreign corporations”) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for

29

purposes of the limitation on deductibility of investment interest. A foreign corporation is a “qualified foreign corporation” if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a stockholder as long-term capital gains, regardless of how long the stockholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each stockholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

Stockholders will be notified annually as to the U.S. federal tax status of distributions.

Although the Fund may realize tax-exempt income on certain investments, it will generally be unable to pass through to its stockholders the tax-exempt nature of that income.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund which a stockholder holds as a capital asset, such stockholder may realize a capital gain or loss which will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% brackets) for taxable years beginning on or before December 31, 2008.

30

Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the stockholder (or amounts designated as undistributed capital gains) with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Investment in Asia Pacific and Other Non-U.S. Securities

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s stockholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each stockholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual stockholder who does not itemize deductions. In certain circumstances, a stockholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through. Each stockholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.

Passive Foreign Investment Company

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Additional charges in the nature of interest may be imposed on the Fund in respect of

31

deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. However, the Fund will be unable to make a QEF election unless certain information is received from the PFIC, and there can be no assurance the PFIC will provide such information. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Foreign Currency Transactions

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Investments in Securities of Uncertain Tax Character

The Fund may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Investment in Real Estate Investment Trusts

The Fund may invest in U.S. REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, and may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment

32

company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

Backup Withholding

The Fund may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. Federal income tax liability.

Foreign Stockholders

U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a “foreign stockholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholder (see “Taxation—Investment in Real Estate Investment Trusts” above)), which tax is generally withheld from such distributions. However, under the Act, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to

U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.

Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign stockholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Taxation—Backup Withholding” above. Under the Act, distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations which may include certain REITs and certain

33

REIT capital gain dividends) will generally cause the non-U.S. stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States and subject to the rules described for income effectively connected below. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. stockholder to file a U.S. federal income tax return. This provision generally applies to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.

Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder’s shares of the Fund will ordinarily be exempt from U.S. tax unless (i) in the case of a stockholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign stockholder held shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” and the foreign stockholder actually or constructively held more than 5% of the shares of the Fund, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. stockholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares to be credited against the foreign stockholder’s U.S. Federal income tax liability on such disposition. Pursuant to the Act, the term “U.S. real property interest” does not include any interest in a “domestically-controlled” regulated investment company. Thus, the sale of stock by a foreign stockholder in a domestically-controlled regulated investment company generally will not be subject to U.S. Federal income tax. A domestically-controlled regulated investment company is any regulated investment company in which at all times during the testing period described above, 50% or more in value of the stock was owned by U.S. persons. This provision generally would apply after December 31, 2004 and before January 1, 2008. A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. In addition, pursuant to the Act, significant penalties may be imposed

34

upon the failure to comply with the tax shelter reporting rules. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP serves as counsel to the Fund, and is located at 180 Maiden Lane, New York, New York 10038.                            has been appointed as independent registered public accounting firm for the Fund. The statement of assets and liabilities of the Fund as of                  , 2006 included in this SAI has been so included in reliance on the report of                  , independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

COHEN & STEERS ASIA PACIFIC REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES AS OF

Assets:
Cash	$
Total Assets	$
Liabilities:
Total Liabilities	—
Net Assets applicable to shares of $.001 par value common stock outstanding	$
Net asset value per Common Shares outstanding ($ divided by Common Shares outstanding)	$

35

NOTES TO FINANCIAL STATEMENT

Note 1: Organization

Cohen & Steers Asia Pacific Realty Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 17, 2006 and is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund’s establishment, designation, registration of the Fund’s shares of common stock (“Shares”) under the Securities Act of 1933, as amended, and the sale of 5,250 shares (“Initial Shares”) for $100,275 to Cohen & Steers Capital Management, Inc. (the “Investment Manager”). The proceeds of such Initial Shares in the Fund were invested in cash. There are 100,000,000 shares of $0.001 par value common stock authorized.

The Investment Manager has agreed to pay all organization expenses (approximately $       ) and pay all offering costs (other than the sales load) that exceed $      per Common Share. The total offering costs of the Fund are expected to be approximately $         of which the Fund is expected to bear $           .

Note 2: Accounting Policies

The preparation of the financial statement in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 3: Investment Management and Administration Agreements

The Fund has entered into an Investment Management Agreement with the Investment Manager, under which the Investment Manager will provide general investment advisory and administrative services for the Fund. In addition, the Investment Manager is responsible for the supervision and ongoing monitoring of                                 , the Fund’s subadvisor (‘Subadvisor’). For providing these services, facilities and for bearing the related expenses, the Investment Manager will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to     % of the average daily net assets of the Fund.

                       has been retained as Subadvisor and is responsible for managing the Fund’s investments in certain non-U.S. real estate securities. For its services under the Sub-advisory Agreement between the Investment Manager and the Subadvisor, the Investment Manager (not the Fund) pays the Subadvisor a monthly fee at the annual rate of          % of the average daily net assets of the Fund.

The Fund has entered into an Administration Agreement with the Investment Manager, under which the Investment Manager will provide administrative services and assist the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund. In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”) as sub-administrator under a fund accounting and administration agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

36

Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis,    % of the Fund’s average daily net assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee.  The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily net assets in the Fund at an annual rate equal to   % of the first $       in assets,      % of the next $       and    % of assets in excess of $       , with a minimum fee of $       . The aggregate fee paid by the Fund and the other Cohen & Steers Funds to State Street Bank is computed by calculating the effective rate for all of the Cohen & Steers Funds and multiplying the monthly average net assets of each Cohen & Steers Fund by that effective rate.  For the Cohen & Steers Funds with preferred stock outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred stock.  The Fund is then responsible for its pro rata amount of the aggregate administration fee.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of
COHEN & STEERS ASIA PACIFIC REALTY FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Cohen & Steers Asia Pacific Realty Fund, Inc. (the “Fund”) at              2006, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

New York, New York

                   , 2006

A-1

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1) Financial Statements

Part A—None
Part B—Report of Independent Accountants**
Statement of Assets and Liabilities**

2) Exhibits

(a)	—	(i) Articles of Incorporation*

(b)	—	By-Laws*

(c)	—	Not Applicable

(d)	—	(i) Form of specimen share certificate**

	—	(ii) The rights of security holders are defined in the Registrant’s Articles of Incorporation (Article FIFTH and Article EIGHTH) and the Registrant’s By-Laws (Article II and Article VI).

(e)	—	Form of Dividend Reinvestment Plan**

(f)	—	Not Applicable

(g)	—	(i) Form of Investment Management Agreement**

	—	(ii) Form of Sub-Advisory Agreement**

(h)	—	Form of Underwriting Agreement**

(i)	—	Not Applicable

(j)	—	Form of Custodian Agreement**

(k)	—	(i) Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement**

	—	(ii) Form of Administration Agreement between the Fund and the Investment Manager**

	—	(iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company**

(l)	—	(i) Opinion and Consent of Stroock & Stroock & Lavan LLP**

	—	(ii) Opinion and Consent of **

(m)	—	Not Applicable

(n)	—	Consent of Independent Auditors**

(o)	—	Not Applicable

(p)	—	Form of Investment Representation Letter**

(q)	—	Not Applicable

(r)	—	(i) Code of Ethics of the Fund**

	—	(ii) Code of Ethics of Investment Manager**

(iii)

(s)	—	Power of Attorney**

  *       Filed herewith.

**       To be filed by amendment.

Item 25. Marketing Arrangements

See Exhibit 2(h).

Item 26. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC Registration fees	$
New York Stock Exchange listing fee*
Printing and engraving expenses*
Auditing fees and expenses*
Legal fees and expenses*
NASD Fees*
Miscellaneous*
Total*	$

*  Estimated.

Item 27. Persons Controlled by or under Common Control with Registrant

None.

Item 28. Number of Holders of Securities

Title of Class	Number of Record Holders
Common Stock, par value $.001 per share	None

Item 29. Indemnification

It is the Registrant’s policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant’s Articles of Incorporation, and Article VIII of the Registrant’s By-Laws. The liability of the Registrant’s directors and officers is dealt with in Article NINTH of Registrant’s Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s investment manager (the “Investment Manager”), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Management Agreement.

The Registrant has agreed to indemnify the Underwriters of the Registrant’s common stock to the extent set forth in
Exhibit 2(h).

Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Manager

The descriptions of the Investment Manager under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this registration statement are incorporated by reference herein.

The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

Name	Title
Robert H. Steers	Co-Chairman and Co-Chief Executive Officer, Director
Martin Cohen	Co-Chairman and Co-Chief Executive Officer, Director
Joseph M. Harvey	President
John J. McCombe	Executive Vice President
Adam M. Derechin	Chief Operating Officer
James S. Corl	Executive Vice President
Lawrence B. Stoller	Executive Vice President and General Counsel
Matthew S. Stadler	Executive Vice President and Chief Financial Officer
William F. Scapell	Senior Vice President
Jay J. Chen	Senior Vice President
Terrance R. Ober	Vice President
Anthony Dotro	Senior Vice President
Robert Tisler	Vice President

Norbert Berrios	Senior Vice President
John E. McLean	Vice President and Associate General Counsel
David Oakes	Senior Vice President
Thomas Bohjalian	Senior Vice President
Hoyt Peters	Vice President
Douglas R. Bond	Executive Vice President
Richard E. Helm	Senior Vice President
William J. Frischling	Senior Vice President
Robert Becker	Senior Vice President
Salvatore Rappa	Senior Vice President and Associate General Counsel
Blair Lewis	Vice President
Scott Collins	Vice President
John Cheigh	Vice President
Derek Cheung	Vice President
Sandra Morgan	Vice President
Ben Morton	Vice President
Pascal van Garderen	Vice President
Elaine Zaharis-Nikas	Vice President
Frank Zukowski	Vice President
Matthew Karcic	Vice President
Lisa Phelan	Vice President
Luis Polit	Vice President
Ted Valenti	Vice President

Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

Cohen & Steers Advantage Income Realty Fund, Inc.

Cohen & Steers Dividend Majors Fund, Inc.

Cohen & Steers Dividend Value Fund, Inc.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers International Realty Fund, Inc.

Cohen & Steers Realty Income Fund, Inc.

Cohen & Steers Premium Income Realty Fund, Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers Realty Shares, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers REIT and Utility Income Fund, Inc.

Cohen & Steers Select Utility Fund, Inc.

Cohen & Steers Realty Focus Fund, Inc.

Cohen & Steers Total Return Realty Fund, Inc.

Cohen & Steers Utility Fund, Inc.

Cohen & Steers VIF Realty Fund, Inc.

Cohen & Steers Worldwide Realty Income Fund, Inc.

American Skandia Trust — AST Cohen & Steers Realty Portfolio

Item 31. Location of Accounts and Records

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.

Item 32. Management Services

Not applicable.

Item 33. Undertakings

(1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon

Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the registration statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

(6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 17th day of March,, 2006.

COHEN & STEERS ASIA PACIFIC REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Adam M. Derechin President

SIGNATURE		TITLE	DATE

By:	/s/ ADAM M. DERECHIN	President and Chief Executive Officer	March 17, 2006
	(ADAM M. DERECHIN)	(Principal Executive Officer)

By:	/s/ JAY J. CHEN	Treasurer (Principal Financial and	March 17, 2006
	(JAY J. CHEN)	Accounting Officer)

By:	/s/ MARTIN COHEN	Co-Chairman and Director	March 17, 2006
(MARTIN COHEN)

By:	/s/ ROBERT H. STEERS	Co-Chairman and Director	March 17, 2006
(ROBERT H. STEERS)